UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2014

RADNET, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-33307	13-3326724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue
Los Angeles, California 90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 21, 2014, RadNet, Inc., a Delaware corporation (“RadNet”), RadNet Management, Inc., a California corporation (“RadNet Management”), certain subsidiaries of RadNet Management (the “Guarantors”) and U.S. Bank National Association, as Trustee (the “Trustee”), entered into a Supplemental Indenture (the “Supplemental Indenture”) relating to the 10 3/8% Senior Notes due 2018 (the “Notes”) issued pursuant to that certain Indenture, dated as of April 6, 2010 (the “Indenture”), among RadNet, RadNet Management, the Guarantors and the Trustee.

The Supplemental Indenture eliminates or modifies certain restrictive covenants (not including the covenant to pay interest and premium, if any, on and principal of, the Notes when due), certain events of default and certain other provisions contained in the Indenture. The Supplemental Indenture became operative when the Notes were accepted for payment and paid for by RadNet Management on March 25, 2014.

The description of the Supplemental Indenture contained herein is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The description of the Supplemental Indenture contained under Item 1.01 above is incorporated by reference in its entirety into this Item 3.03.

Item 8.01 Other Events.

On March 25, 2014, RadNet issued a press release announcing its receipt of the necessary consents pursuant to its previously announced offer to purchase any and all of the Notes through a tender offer and the related solicitation of consents to amend the Indenture and announcing the closing of its previously announced proposed senior debt refinancing transaction.

A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K and the press release at Exhibit 99.1 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the proposed refinancing transaction. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in RadNet's filings with the Securities and Exchange Commission (the "SEC"). Any forward-looking statements speak only as of the date of the press release and, except to the extent required by applicable securities laws, RadNet expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If RadNet does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to RadNet's business in general, please refer to its SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Supplemental Indenture, dated as of March 21, 2014, among RadNet, Inc., RadNet Management, Inc., the Guarantors (as defined therein) and U.S. Bank National Association, as Trustee.
99.1	Press Release, issued by RadNet, Inc. on March 25, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2014	RadNet, Inc.

	By:	/s/ Mark Stolper
	Name:	Mark Stolper
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
4.1	Supplemental Indenture, dated as of March 21, 2014, among RadNet, Inc., RadNet Management, Inc., the Guarantors (as defined therein) and U.S. Bank National Association, as Trustee.

99.1	Press Release, issued by RadNet, Inc. on March 25, 2014 (this exhibit is furnished and not filed).

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